UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _______________________________________
FORM 8-K
  _______________________________________

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 27, 2022
  _______________________________________
UNIVERSAL ELECTRONICS INC.
(Exact name of Registrant as specified in its charter)
 _______________________________________

Delaware	0-21044	33-0204817
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)
15147 N. Scottsdale Road, Suite H300, Scottsdale, Arizona 85254-2494
(Address of principal executive offices and zip code)
(480) 530-3000
(Registrant's telephone number, including area code)
_______________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	UEIC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 27, 2022, the Board of Directors of Universal Electronics Inc. (“UEI”) appointed Romulo Pontual as a director, effective immediately, to fill a vacancy. Mr. Pontual will serve as a Class II director for an initial term ending at the Company’s 2024 Annual Meeting of Stockholders.

Mr. Pontual, 62, is a technology advisor - since September 2015. During this time, he also served as a member of the Board of Directors of Greenwave Systems, Inc. from 2016 until May 2019. Prior to being a technology advisor, he served as Executive Vice President and Chief Technology Officer of DirecTV from January 2004 until August 2015. Before joining DirecTV, Mr. Pontual served as Executive Vice President, Television Platforms of News Corporation from August 1996 until January 2004. He attended INSEAD, Fontainebleau France, earning a degree in Business Administration and Management. Prior to that, he earned a degree in Satellite Communications from Pontificia Universidade Catolica do Rio de Janeiro, and a Bachelor of Science degree, Electrical Engineering with an emphasis on Telecommincations from Universidade Federal Fluminense in Rio de Janeiro.

As a non-management director, Mr. Pontual will receive compensation in the same manner as UEI’s other non-management directors as previously reported in UEI’s Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on April 25, 2022. In addition to this compensation and in accordance with UEI’s long-standing practice of making a stock option grant to new directors, on July 27, 2022, Mr. Pontual received a stock option grant for 20,000 shares of UEI common stock, the terms (including exercise price) of which are in accordance with UEI’s 2018 Equity and Incentive Compensation Plan, as amended.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Universal Electronics Inc.

Date: August 1, 2022	By:	/s/ Bryan Hackworth
Bryan Hackworth
Chief Financial Officer (Principal Financial Officer)

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